EXHIBIT 10.16

CONFIDENTIAL TREATMENT REQUESTED

IN COMMERCIAL CONFIDENCE

AMENDMENT NUMBER ONE

This Amendment Number One (“Amendment”) is entered into by and between Google Inc. (“Google”) and DealTime UK Limited, a company incorporated under the laws of England and Wales (“Customer”). This Amendment shall be effective from 1 May 2004.

Google and Customer are the parties to an Advertising Services Agreement with an effective date of 14 April 2003 (the “Original Agreement”). The rights and obligations under the Original Agreement were assigned to Google on 31 August 2003 in connection with a merger of Google Technology, Inc into Google. All capitalised terms in this Amendment shall have the same meaning as in the Original Agreement.

In consideration of the payments made under the Original Agreement (as amended by this Amendment), the parties have agreed to amend the Original Agreement as follows:

1.	All references in the Original Agreement to “Google Technology Inc.” shall be replaced with “Google Inc.” and all references hereunder to Google shall refer to Google Inc.

2.	Section 1.9 of the Original Agreement shall be deleted in its entirety and replaced by the following wording:

““Net Ad Revenues” shall have the meaning indicated in Schedule B.”

3.	Section 1.12 of the Original Agreement shall be deleted in its entirety and replaced by the following wording:

“Results Set” means the data set provided to Customer by Google in response to a Query submitted to the Google network interface, consisting of Sponsored Links and which shall be displayed by Customer on the Site as set forth in this Agreement.”

4.	In the last line of paragraph 4 of Section 2.1 of the Original Agreement the reference to “Schedule F” shall be replaced with “Schedules F1 to F4 (as applicable)”.

5.	The following wording from the fourth paragraph of Section 2.1 of the Original Agreement shall be deleted in its entirety:

“(except Customer may redirect End User clicks on the Sponsored Links to internal Customer servers only for the purpose of Analysis provided such redirects are tested prior to implementation in conjunction with Google and do not materially effect the Service)”.

6.	The wording in the third and fourth paragraphs of Section 2.1 of the Original Agreement from “For each Query received by Google” to ***** shall be deleted in its entirety and replaced by the following wording:

“For each Query received by Google from Customer, Google shall (where available) provide a Result Set. Upon receiving a Result Set in response to a Query provided in accordance with the Service Level Agreement attached hereto as Schedule H (the “SLA”) Customer shall display all Sponsored Links included in the Results Set without any ***** and provided further that in the event of *****, for which Google, shall not have *****.

Unless otherwise agreed to by the parties in writing: (i) each Reacts Page containing any Results Set(s) shall conform to (a) any requirements set out in this Agreement or otherwise agreed in writing between the parties, and (b) Google’s then current brand treatment guidelines in effect for the Services, which are located at *****, or such other URL as may be updated by Google from time to time; and (ii) Customer’s implementation of the Services shall

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

IN COMMERCIAL CONFIDENCE

be substantially in the form as set forth in Schedules F1 to F4 (as applicable) to this Agreement except that Customer shall have *****. Customer also shall unambiguously mark each cluster or grouping of Sponsored Links as “Sponsored Links”, “Featured Resources”, “Additional Resources” or other agreed similar designation indicating that the Sponsored Links are compensated linked advertisements and distinct from search results. If Sponsored Links are presented individually, each such link shall be conspicuously marked as a “Sponsored Link” or other agreed similar designation.

During the Term the parties shall meet (or, if agreed, hold a conference call) to discuss service performance, financial performance and optimization which may include, but it not limited to the addition of Sponsored Links and/or redesign of the user interface.”

7.	Section 2.9 of the Original Agreement shall be deleted in its entirety and replaced by the following wording:

“2.9 Exclusivity. Customer agrees that during the Term, except as otherwise provided in Section 2 of Schedule B, Customer: (a) shall not ***** by Google to Customer under this Agreement, and (b) shall not *****.”

8.	Section 9.1 of the Original Agreement shall be deleted in its entirety and replaced by the following wording:

“9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in force until April 30 2005, unless earlier terminated as provided herein. Either party may terminate this Agreement with effect on 31 October 2004 by giving at least thirty (30) days prior written notice of such termination to the other party.”

9.	Schedule B to the Original Agreement shall be deleted in its entirety and replaced by the new Schedule B attached to this Amendment as Exhibit 1.

10.	Schedule F to the Original Agreement shall be deleted in its entirety and replaced by the new Schedules F1 to F4 attached to this Amendment as Exhibit 2.

11.	Schedule G to the Original Agreement shall be deleted in its entirety and replaced by the new Schedule G attached to this Amendment as Exhibit 3.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

IN COMMERCIAL CONFIDENCE

12. All other terms and conditions of the Original Agreement shall remain in full force and effect. Signed by the parties on the dates stated below.

Google:		Customer: DealTime UK Limited

By:	/s/ Joan Braddi	By:	/s/ Ehud Furman

Print Name:	Joan Braddi	Print Name:	Ehud Furman

Title:	VP Search Services	Title:	M.D.

Date:	April 30, 2004	Date:	30/4/2004

IN COMMERCIAL CONFIDENCE

EXHIBIT 1

new SCHEDULE B attached

IN COMMERCIAL CONFIDENCE

SCHEDULE B

SERVICE FEES

1 Revenue Share for Google Sponsored Links

Customer shall receive *****% of Net Ad Revenues for clicks on Sponsored Links (excluding Non-Qualifying Advertising Results as defined below) displayed on Results Pages for GSLP in accordance with this Agreement (“Qualifying Sponsored Links”), which Google shall pay by the last day of the calendar month following the calendar month in which the Results Sets were displayed. “Net Ad Revenues” means *****.

Notwithstanding any of the foregoing under this Schedule B, Google shall not be liable for payment in connection with (a) *****, (b) ***** and (c) ***** (collectively, “Non-Qualifying Advertising Results”). The number of queries, and impressions of and clicks on Results Sets and/or Sponsored Links, as reported by Google, shall be the number used in calculating payments owed to Customer under the GSLP *****.

For the purposes of this Schedule B “Billed Ad Revenues” means *****.

2. Loss of Exclusivity

2.1 For the purposes of this Schedule B “*****” means ***** in accordance with this Agreement. In the event that the ***** in accordance with Section 1 of this Schedule B in relation to any given full ***** during the Term *****, then:

(a)	Google may, ***** and

(b)	In the event that Google *****.

2.2 In the event that Customer exercises its right *****, then Customer will ensure that unless otherwise expressly agreed in writing by Google:

(a)	it continues *****; and

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

IN COMMERCIAL CONFIDENCE

(b)	its ***** set forth in Schedules F1 to F4 (as applicable).

IN COMMERCIAL CONFIDENCE

EXHIBIT 2

new SCHEDULES F1 to F4 attached

IN COMMERCIAL CONFIDENCE

SCHEDULE F1

Mock-up of Dealtime UK “MODEL SELECTION” page

[GRAPHIC]

IN COMMERCIAL CONFIDENCE

SCHEDULE F2

Mock-UP of Dealtime UK “GLOBAL SEARCH RESULTS” page

[GRAPHIC]

IN COMMERCIAL CONFIDENCE

SCHEDULE F3

Mock-UP of Dealtime UK “DEAL SEARCH RESULTS” page

[GRAPHIC]

IN COMMERCIAL CONFIDENCE

SCHEDULE F4

Mock-UP of Dealtime UK “CATEGORY” page

[GRAPHIC]

IN COMMERCIAL CONFIDENCE

EXHIBIT 3

new SCHEDULE G attached

SCHEDULE G

COMPETITIVE SERVICES/BLOCKED URLS

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.co.uk

*****.co.uk

*****.com

*****.com

*****.COM

*****.com

*****.co.uk

*****.co.uk

*****.co.uk

*****.com

*****.com

*****.com

*****.com

*****.co.uk

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*****.co.uk

*****.com

*****.co.uk

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*****.co.uk

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*****.co.uk

*****.co.uk

*****.com

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*****.com

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*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.co.uk

*****.com

*****.de

*****.nl

*****.com

*****.com

*****.co.uk

*****.com

*****.com

*****.com

*****.co.uk

*****.com

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*****.co.uk

*****.co.uk

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*****co.uk

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*****.co.uk

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*****.co.uk

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*****.com

*****.co.uk

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*****.co.uk

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*****.co.uk

*****.com

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*****.com

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*****.co.uk

*****.co.uk

*****.com

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*****.com

*****.co.uk

*****.co.uk

*****.co.uk

*****.com

*****.com

*****.com

*****.com

*****.com

*****.com

*****.co.il

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.